united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Spectrum Low Volatility Fund
Spectrum Advisors Preferred Fund

Annual Report
September 30, 2015

Investor Information: 1-866-862-9686

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Spectrum Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Ceros Financial Services, Inc. Member FINRA

November 12, 2015

Dear Shareholders:

This Annual report for the Spectrum Low Volatility Fund covers the period from October 1, 2014 –September 30, 2015. The Fund was created to act as a solution for fixed income exposure in all market environments. It seeks total return and lower downside volatility and risk through not only high yield, but other fixed income securities. The Subadviser applies tactical strategies to each selection. The Fund strives to provide an actively managed investment which displays low volatility characteristics and to generate returns that outperform its benchmark.

The Spectrum Low Volatility Fund produced a total return of 2.03% for the fiscal year ending September 30th, while the S&P 500 Total Return Index declined by -0.61%. A customized benchmark, which the Fund uses for comparison purposes, comprised of an equal weighting of the Credit Suisse Leveraged Loan Index and the Merrill Lynch High Yield II Index, fell by -1.17% for the same period.

During the last half of 2014, the price of crude oil dropped over 50%. Since many of the high yield bonds issued over the past few years were issued by energy companies, energy-related high yield bonds dropped significantly. Toward the end of last year, oil prices continued to drop, but high yield bonds began to stabilize, although the yield spreads over Treasuries increased. The portfolio manager believed that the pullback in high yield bond prices, together with the more than 4% yield spread vis-à-vis government bonds created an opportunity for the Fund.

In October 2014, the U.S. Federal Reserve’s bond-buying program, termed quantitative easing, which started in 2009 came to an end. Despite anticipation since then that the Federal Reserve would raise interest rates, it has continued to hold interest rates near zero, and long-term bond yields generally have continued to fall. Stronger than expected economic reports during the first week of this month, particularly with respect to the employment situation, have intensified market expectations that the rate hike cycle will finally start in December 2015. The beginning of the end of free and easy money could cause major financial disruptions as position unwinding of leverage works its way out of the system.

Income-producing securities fall into very different categories, which do not perform in similar ways during various economic environments. For example, high yield bonds do poorly when the economy senses a recession coming, but long-term government bonds are profitable in this same environment. Municipal bonds usually do well unless interest rates are rising, or if a decrease in Federal income tax rates is proposed. Long-term bonds can lose money quickly when interest rates rise. Floating rate bonds should do well in that environment. The Subadviser continually monitors the Fund’s investment exposure and makes adjustments to the portfolio, not just by selecting the appropriate category of income-producing securities, but by evaluating how much of them to own, always focusing on risk management as a primary objective.

The annual report for the Spectrum Advisors Preferred Fund includes the inception date of the Fund on June 1, 2015 – September 30, 2015. The objective of the Spectrum Advisors Preferred Fund is to provide an actively managed equity mutual fund that seeks long-term capital appreciation by investing in a diversified portfolio of other investment companies that have an historically strong record of performance, while seeking to manage return volatility through a tactically managed portion of the portfolio. The Spectrum Advisors Preferred Fund produced a total return of -6.95% since inception through September 30, 2015, while the S&P 500 Total Return Index declined by- 8.45% for the same period. After commencing operations at the beginning of June, the Fund was only 31% invested on a net basis at the end of September. Core holdings consisted primarily of equity, mortgage-backed securities and floating note funds.

Thank you for your investment in the Funds.

Spectrum Financial Services, Inc.	Advisors Preferred, LLC

Subadviser to the Fund	Advisor to the Fund

Spectrum Low Volatility Fund
Portfolio Review (Unaudited)
September 30, 2015

The Fund’s performance figures* for the year ended September 30, 2015, as compared to its benchmark:

	One Year	Since Inception **
Spectrum Low Volatility Fund - Investor Class	2.03%	2.21%
S&P 500 Total Return Index ***	-0.61%	6.27%
S&P/LSTA Leveraged Loan 100 Index.****	-7.26%	-7.16%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2015 is 2.66% for the Investor Class. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is December 16, 2013.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

****	The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leverage loan market.

Comparison of the Change in Value of a $10,000 Investment
Since Inception through September 30, 2015

Portfolio Composition as of September 30, 2015

Holdings by type of Investment:	% of Net Assets *
Debt Funds	41.7%
Money Market Fund	43.8%
Other Assets Less Liabilities	14.5%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

*  The portfolio composition detailed above does not include derivative exposure.

Spectrum Advisors Preferred Fund
Portfolio Review (Unaudited)
September 30, 2015

The Fund’s performance figures* for the period ended September 30, 2015, as compared to its benchmark:

Since Inception **
Spectrum Advisors Preferred Fund - Investor Class	-6.95%
S&P 500 Total Return Index ***	-8.45%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Spectrum Low Volatility Fund’s Investor Class shares are subject to an estimated gross annual operating expense ratio of 2.35%, as per the April 27, 2015 Investor Class prospectus. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is June 1, 2015.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment
Since Inception through September 30, 2015

Portfolio Composition as of September 30, 2015

Holdings by type of Investment:	% of Net Assets
Debt Funds	18.3%
Equity Funds	50.4%
Money Market Fund	22.6%
Other Assets Less Liabilities	8.7%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

*  The portfolio composition detailed above does not include derivative exposure.

Spectrum Low Volatility Fund
Portfolio of Investments
September 30, 2015

Shares		Value
	MUTUAL FUNDS - 41.7%
	DEBT FUNDS - 41.7%
97,630	Angel Oak Flexible Income Fund- Institutional Class	$985,086
126,994	Nuveen High Yield Municipal Bond Fund- Class I	2,153,810
358,621	Semper MBS Total Return Fund- Institutional Class	3,941,248
190,656	Zeo Strategic Income Fund- Class I	1,898,934
	TOTAL MUTUAL FUNDS (Cost - $9,048,387)	8,979,078

	SHORT-TERM INVESTMENT - 43.8%
	MONEY MARKET FUND - 43.8%
9,442,998	Fidelity Institutional Money Market Funds - 0.13% (a)	9,442,998
	(Cost - $9,442,998)

	TOTAL INVESTMENTS - 85.5% (Cost - $18,491,385) (b)	$18,422,076
	OTHER ASSETS LESS LIABILITIES - 14.5%	3,124,145
	NET ASSETS - 100.0%	$21,546,221

(a)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,491,385 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,810
Unrealized Depreciation:	(73,119)
Net Unrealized Depreciation:	$(69,309)

OPEN LONG FUTURES CONTRACTS

No. of				Notional Value at	Unrealized
Contracts	Issue	Exchange	Expiration	September 30, 2015	Appreciation
7	US Long T-Bond Future	Chicago Board of Trade	Dec-15	$1,101,408	$3,719

TOTAL RETURN SWAPS

		Notional Amount				Unrealized
Number of		at		Termination		Appreciation/
Shares	Reference Entity	September 30, 2015	Interest Rate Payable (4)	Date	Counterparty	(Depreciation)
150,082	Angel Oak Multi-Strategy Income Fund	$1,825,000	3-Mth USD_LIBOR plus 100 bp	1/5/2018	Barclays	$—
(41,000)	Powershares Senior Loan Portfolio ETF	(949,970)	3-Mth USD_LIBOR minus 30 bp	7/18/2016	CS	5,330
448,343	Loomis Sayles Senior Floating Rate & Fixed Income Fund	4,456,530	3-Mth USD_LIBOR plus 150 bp	8/17/2016	CS	(143,703)
Total		$5,331,560				$(138,373)

CENTRALLY CLEARED CREDIT DEFAULT SWAP (1)(2)(3)

Upfront
		Notional	Interest			Premiums
Number of		Amount at	Rate	Termination		Paid	Unrealized
Shares	Reference Entity	September 30, 2015	Payable (4)	Date	Counterparty	(Received)	Depreciation
2,200	CDX HY 525 CDSI	$2,200,000	500 bps	12/20/2020	CS	1,100	$(2,994)
Total	(Sell Protection)

Barclays: Barclays Bank PLC

CS: Credit Suisse International.

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)	For centrally cleared swaps, implied credit spread , represented in absolute terms , utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract. When a credit event occurs as defined under the terms of the swap contract,

(3)	For centrally cleared swaps, the notional amounts represents the maximum potential the Fund may pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX HY 525.

(4)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Portfolio of Investments
September 30, 2015

Shares		Value
	MUTUAL FUNDS - 68.7%
	DEBT FUNDS - 18.3%
91,899	Semper MBS Total Return Fund- Institutional Class	$1,009,973

	EQUITY FUNDS - 50.4%
33,602	Hotchkis & Wiley Value Opportunities Fund- Class I	893,145
14,051	Nicholas Fund Inc.	907,545
85,763	Vanguard Global Minimum Volatility Fund- Investor Class	974,271
		2,774,961
	TOTAL MUTUAL FUNDS
	(Cost $4,013,633)	3,784,934

	SHORT-TERM INVESTMENT - 22.6%
	MONEY MARKET FUND - 22.6%
1,241,427	Fidelity Institutional Money Market Funds - 0.13% (a)	1,241,427
	(Cost - $1,241,427)

	TOTAL INVESTMENTS - 91.3% (Cost - $5,255,060) (b)	$5,026,361
	OTHER ASSETS LESS LIABILITIES - 8.7%	479,476
	NET ASSETS - 100.0%	$5,505,837

(a)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,255,060 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(228,699)
Net Unrealized Depreciation:	$(228,699)

OPEN FUTURES CONTRACTS

					Unrealized
No of				Notional Value at	Appreciation
Contracts	Issue	Exchange	Expiration	September 30, 2015	(Depreciation)

4	US Long T-Bond Future	Chicago Board of Trade	Dec-15	$629,376	$187
(11)	S&P E-Mini Future	Chicago Mercantile Exchange	Dec-15	(1,049,813)	(13,737)
Total					$(13,550)

TOTAL RETURN SWAPS

		Notional Amount				Unrealized
Number of		at		Termination		Appreciation/
Shares	Reference Entity	September 30, 2015	Interest Rate Payable (1)	Date	Counterparty	(Depreciation)
121,832	Loomis Sayles Senior Floating Rate & Fixed Income Fund	1,250,000	3-Mth USD_LIBOR minus 150 bp	8/17/2016	CS	$(38,986)
(15,000)	Powershares Senior Loan Portfolio ETF	(347,775)	3-Mth USD_LIBOR minus 30 bp	7/18/2016	CS	2,175
(24,000)	Powershares Senior Loan Portfolio ETF	(553,800)	3-Mth USD_LIBOR minus 30 bp	7/18/2016	CS	840
Total		$348,425				$(35,971)

CS: Credit Suisse International.

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Spectrum Funds
Statements of Assets and Liabilities
September 30, 2015

	Spectrum Low	Spectrum Advisors
	Volatility Fund	Preferred Fund

ASSETS
Investment securities:
At cost	$18,491,385	$5,255,060
At value	$18,422,076	$5,026,361
Receivable for securities sold	—	10,567
Segregated cash- Collateral for swaps	3,070,000	390,000
Receivable for swaps closed	37,263	6,400
Unrealized appreciation on swaps	5,330	3,015
Unrealized appreciation on futures	3,719	187
Receivable for Fund shares sold	30,325	—
Deposit for futures	21,162	102,233
Deposit for options	—	16,817
Deposit for swaps	181,878	—
Dividends and interest receivable	28,706	4,455
Prepaid expenses	5,272	11,294
TOTAL ASSETS	21,805,731	5,571,329

LIABILITIES
Unrealized depreciation on swaps	146,697	38,986
Payable for investments purchased	5,081	—
Payable for swaps	58,848	4,654
Unrealized depreciation on futures	—	13,737
Distribution (12b-1) fees payable	—	143
Non 12b-1 shareholder servicing fees payable	520	—
Investment advisory fees payable	37,290	7,171
Accrued expenses and other liabilities (Note 5)	11,074	801
TOTAL LIABILITIES	259,510	65,492
NET ASSETS	$21,546,221	$5,505,837

NET ASSET VALUE
Net Assets	21,546,221	5,505,837
Shares of beneficial interest outstanding	1,083,983	295,930
Net asset value (Net Assets ÷ Shares Outstanding)	$19.88	$18.61

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$21,658,362	$6,061,255
Accumulated undistributed net investment income/(loss)	315,933	(4,700)
Accumulated undistributed net realized gain/(loss) from security transactions, swaps, options, and future transactions	(221,117)	(272,498)
Net unrealized appreciation/(depreciation):
Investments	(69,309)	(228,699)
Swaps	(141,367)	(35,971)
Future Contracts	3,719	(13,550)
NET ASSETS	$21,546,221	$5,505,837

See accompanying notes to financial statements.

Spectrum Funds
Statements of Operations
For the Period Ended September 30, 2015

	Spectrum Low	Spectrum Advisors
	Volatility Fund	Preferred Fund*
INVESTMENT INCOME
Dividends	$366,939	$29,351
Interest	5,960	578
TOTAL INVESTMENT INCOME	372,899	29,929

EXPENSES
Investment advisory fees	373,528	37,279
Distribution (12b-1) fees	—	1,483
Non 12b-1 shareholder servicing fees	14,669	—
Other expenses (Note 5)	68,128	7,963
TOTAL EXPENSES	456,325	46,725
Fees waived by the Advisor	(678)	—
Shareholder servicing and other fees waived/reimbursed	(33,000)	—
NET EXPENSES	422,647	46,725

NET INVESTMENT LOSS	(49,748)	(16,796)

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized gain(loss) from:
Investments:
Affiliated Investments	(20,144)	—
Unaffiliated Investments	20,942	(129,271)
Options	—	2,271
Swaps	421,699	23,943
Futures	38,736	(157,667)
TOTAL NET REALIZED GAIN (LOSS)	461,233	(260,724)

Net change in unrealized appreciation (depreciation) on
Investments	(52,699)	(228,699)
Swaps	(100,487)	(35,971)
Futures	3,719	(13,550)
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	(149,467)	(278,220)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	311,766	(538,944)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$262,018	$(555,740)

*	The Fund commenced operations on June 1, 2015.

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 *

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(49,748)	$107,068
Net realized gain from security transactions, swaps, and futures contracts	461,233	378,758
Net change in unrealized appreciation (depreciation) of investments, swaps and futures contracts	(149,467)	(57,490)
Net increase in net assets resulting from operations	262,018	428,336

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(357,522)	(413,770)
From net realized gains:
Investor Class	(38,563)	—
Net decrease in net assets from distributions to shareholders	(396,085)	(413,770)

FROM SHARES OF BENEFICIAL INTEREST
Investor Class
Proceeds from shares sold	7,479,881	29,410,838
Net asset value of shares issued in reinvestment of distributions	378,424	408,805
Payments for shares redeemed	(1,984,181)	(14,028,045)
Net increase in net assets from shares of beneficial interest	5,874,124	15,791,598

TOTAL INCREASE IN NET ASSETS	5,740,057	15,806,164

NET ASSETS
Beginning of Year	15,806,164	—
End of Year +	$21,546,221	$15,806,164

+ Includes accumulated undistributed net investment income of:	$315,933	$40,880

SHARE ACTIVITY
Investor Class
Shares Sold	370,630	1,464,679
Shares Reinvested	18,840	20,282
Shares Redeemed	(98,172)	(692,276)
Net increase in shares of beneficial interest outstanding	291,298	792,685

*	The Fund commenced operations on December 16, 2013

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Statement of Changes in Net Assets (Continued)

For the
Period Ended
September 30, 2015 *

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$(16,796)
Net realized loss from security transactions, swaps, options and futures contracts	(260,724)
Net change in unrealized appreciation/(depreciation) of investments, swaps and futures contracts	(278,220)
Net decrease in net assets resulting from operations	(555,740)

FROM SHARES OF BENEFICIAL INTEREST
Investor Class
Proceeds from shares sold	8,562,540
Payments for shares redeemed	(2,500,963)
Net increase in net assets from shares of beneficial interest	6,061,577

TOTAL INCREASE IN NET ASSETS	5,505,837

NET ASSETS
Beginning of Period	—
End of Period +	$5,505,837

+ Includes accumulated undistributed net investment loss of:	$(4,700)

SHARE ACTIVITY
Investor Class
Shares Sold	428,100
Shares Redeemed	(132,170)
Net increase in shares of beneficial interest outstanding	295,930

*	The Fund commenced operations on June 1, 2015

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 *

Net asset value, beginning of period	$19.94	$20.00

Activity from investment operations:
Net investment income (loss) (1)	(0.06)	0.11
Net realized and unrealized gain on investments, swaps and future contracts	0.47	0.28
Total from investment operations	0.41	0.39
Less distributions from:
Net investment income	(0.42)	(0.45)
Net realized gains	(0.05)	—
Total distributions	(0.47)	(0.45)

Net asset value, end of period	$19.88	$19.94

Total return (2)	2.03%	1.93	% (3)

Net assets, end of period (000s)	$21,546	$15,806

Ratio of expenses to average net assets, net of fee waivers (5)	2.43%	2.65	% (4)
before fee waivers (5)	2.63%	2.65	% (4)

Ratio of net investment income/(loss) to average net assets (5,6)	(0.29)%	0.70	% (4)

Portfolio Turnover Rate	526%	455	% (3)

*	The Fund commenced operations on December 16, 2013

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

For the
Period Ended
September 30, 2015 *

Net asset value, beginning of period	$20.00

Activity from investment operations:
Net investment loss (1)	(0.05)
Net realized and unrealized loss on investments, swaps optional and future contracts	(1.34)
Total from investment operations	(1.39)

Net asset value, end of period	$18.61

Total return (2,3)	(6.95)%

Net assets, end of period (000s)	$5,506

Ratio of expenses to average net assets (4,5)	1.88%

Ratio of net investment loss to average net assets (4,5,6)	(0.68)%

Portfolio Turnover Rate (3)	53%

*	The Fund commenced operations on June 1, 2015

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Funds
Notes to Financial Statements
September 30, 2015

1.	ORGANIZATION

The Spectrum Low Volatility Fund (the “Low Volatility Fund”) and Spectrum Advisors Preferred Fund (the “Advisors Preferred Fund”) are each a diversified series of Advisor Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Low Volatility Fund’s investment objective is total return with lower downside volatility and risk compared to major stock market indices while the Advisors Preferred Fund seeks long term capital appreciation. Each Fund currently offers one class of shares, Investor Class shares, which is offered at net asset value. The Low Volatility Fund commenced operations on December 16, 2013 and the Advisors Preferred Fund commenced operations on June 1, 2015. The Trust Agreement permits the Board of Trustees (“Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to each Fund is Advisors Preferred LLC (the “Adviser”). The investment sub-adviser to each Fund is Spectrum Financial, Inc. (the “Sub-Adviser”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last mean of the last bid and offer price on the day of valuation. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2015 for each Fund’s investments measured at fair value:

Spectrum Low Volatility Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$8,979,078	$—	$—	$8,979,078
Short-term Investment	9,442,998	—	—	9,442,998
Total	$18,422,076	$—	$—	$18,422,076
Derivatives:
Futures Contracts	$3,719	—	—	$3,719
Swaps		5,330		$5,330
Liabilities*
Derivatives:	—	—	—	—
Swaps	$—	$146,697	$—	$146,697

Spectrum Advisors Preferred Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,784,934	$—	$—	$3,784,934
Short-term Investment	1,241,427	—	—	1,241,427
Total	$5,026,361	$—	$—	$5,026,361
Derivatives:
Futures Contracts	$187	$—	$—	$187
Swaps	—	3,015	—	3,015
Liabilities*
Derivatives:	$—	$—	$—	$—
Futures Contracts	13,737	—	—	13,737
Swaps	—	38,986	—	38,986

*	Refer to the Portfolios of Investments for sector classifications.

The Funds did not hold any Level 3 securities during the current year or period.

There were no transfers into or out of levels during the current year or period presented. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are typically a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities that may be designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses which reduce their value.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

Swap Contracts – The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Funds may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Portfolios of Investments and Statements of Assets and Liabilities of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral, if any, is insufficient. The Funds will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year (2013 and 2014) for Spectrum Low Volatility Fund, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year or period ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and derivatives amounted to $43,703,656 and $39,254,534 for the Low Volatility Fund and $6,864,950 and $2,721,461 for Advisors Preferred Fund.

Futures Contracts – The Funds are subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its respective investment objective. The Funds have purchased or sold futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

4.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Funds’ policy is to recognize a net asset or liability equal to the unrealized swap and future contracts gain or losses. During the year or period ended September 30, 2015, the Funds are subject to a master netting arrangement for the swap and future contracts. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2015.

Spectrum Low Volatility Fund

				Gross Amounts Not Offset in the Statements of
Assets:				Assets & Liabilities

			Net Amounts of Assets
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statements of Assets	Statements of Assets &	Financial	Cash Collateral	Asset Net
Description	Recognized Assets	& Liabilities	Liabilities	Instruments	Received	Amount
Swaps Contracts	5,330	—	5,330	(5,330)	—	—
Future Contracts	3,719	—	3,719	—	—	3,719
Total	$9,049	$—	$9,049	$(5,330)	$—	$3,719

				Gross Amounts Not Offset in the Statements of
Liabilities:				Assets & Liabilities

			Net Amounts of Liabilities
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statements of Assets	Statements of Assets &	Financial	Cash Collateral	Liability Net
Description	Recognized Liabilities	& Liabilities	Liabilities	Instruments	Pledged(1)	Amount
Swaps Contracts	$(146,697)	$—	$(146,697)	$5,330	$141,367	$—
Total	$(146,697)	$—	$(146,697)	$5,330	$141,367	$—

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

Spectrum Advisors Preferred Fund

				Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities

			Net Amounts of Assets
		Gross Amounts Offset	Presented in the
	Gross Amounts of	in the Statements of	Statements of Assets &	Financial	Cash Collateral	Asset Net
Description	Recognized Assets	Assets & Liabilities	Liabilities	Instruments	Received	Amount
Swaps Contracts	3,015	—	3,015	(3,015)	—	—
Future Contracts	187	—	187	(187)	—	—
Total	$3,202	$—	$3,202	$(3,202)	$—	$—

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities

			Net Amounts of Assets
		Gross Amounts Offset	Presented in the
	Gross Amounts of	in the Statements of	Statements of Assets &	Financial	Cash Collateral	Asset Net
Description	Recognized Assets	Assets & Liabilities	Liabilities	Instruments	Received(1)	Amount
Swap Contracts	$(38,986)	$—	$(38,986)	$3,015	$35,971	$—
Future Contracts	(13,737)	—	(13,737)	187	13,550	—
Total	$(52,723)	$—	$(52,723)	$3,202	$49,521	$—

(1)	The amount is limited to the derivative balance and, accordingly, does not include excess collateral pledge.

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Total Return Swaps	Unrealized appreciation/depreciation on swaps
Credit Default Swaps (Low Volatility Fund)	Unrealized appreciation/depreciation on swaps
Futures Contracts	Unrealized appreciation/depreciation on future contracts

The following table sets forth the fair value of the Funds’ derivative contracts as of September 30, 2015:

Spectrum Low Volatility Fund

Asset (Liability) Derivatives Investment Value

			Total as of
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2015
Total Return Swaps	$(138,373)	$—	$(138,373)
Credit Default Swaps	(2,994)	—	(2,994)
Futures Contracts *	3,719		3,719
Total	$(137,648)	$—	$(137,648)

Spectrum Advisors Preferred Fund

Asset (Liability) Derivatives Investment Value

			Total as of
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2015
Total Return Swaps	$(35,971)	$—	$(35,971)
Futures Contracts *	187	(13,737)	(13,550)
Total	$(35,784)	$(13,737)	$(49,521)

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

*	Represents cumulative appreciation/(depreciation) on futures contracts as reported in the Portfolios of Investments.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year or period ended September 30, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures/Options	Net realized gain (loss) from swaps
Net realized gain (loss) from futures
Net realized gain (loss) from options
Net change in unrealized appreciation (depreciation) on swaps
Net change in unrealized appreciation (depreciation) on futures

The following is a summary of the Funds’ realized gain/(loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year or period ended September 30, 2015:

Spectrum Low Volatility Fund

Realized gain/(loss) on derivatives recognized in the Statements of Operations

			Total for the
			Period Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2015
Swaps	$421,699	$—	$421,699
Futures	38,716	20	38,736
Total	$460,415	$20	$460,435

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

			Total for the
			Period Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2015
Swaps	$(100,487)	$—	$(100,487)
Futures	3,719	—	3,719
Total	$(96,768)	$—	$(96,768)

Spectrum Advisors Preferred Fund

Realized gain/(loss) on derivatives recognized in the Statements of Operations

			Total for the
			Period Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2015
Swaps	$23,943	$—	$23,943
Options	—	2,271	2,271
Futures	1,406	(159,073)	(157,667)
Total	$25,349	$(156,802)	$(131,453)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

			Total for the
			Period Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2015
Swaps	$(35,971)	$—	$(35,971)
Futures	187	(13,737)	(13,550)
Total	$(35,784)	$(13,737)	$(49,521)

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year or period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolios of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Counterparty Risk: The Funds invest in derivative instruments (the “Product”) issued for the Funds by Credit Suisse International (“Credit Suisse”) and Barclays Bank (“Barclays”). If Credit Suisse or Barclays become insolvent, each may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Credit Suisse’s or Barclays financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Funds’ financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Funds may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred, LLC, serves as investment adviser to the Funds. The Adviser has engaged Spectrum Financial, Inc. to serve as the sub-adviser to the Funds. These expenses are the responsibility of GFS.

Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser computed and accrued daily and paid monthly at an annual rate of 2.15% for Spectrum Low Volatility Fund and 1.50% for the Spectrum Advisors Preferred Fund of the average daily net assets. The Adviser, not the Fund, pays the Sub-Adviser. Pursuant to the advisory agreement, the Advisor earned $373,528 and $37,279 for Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund, respectively, in advisory fees. The Adviser has voluntary waived a portion of the advisory fee that relates to any holding in affiliated investments, see note 6. The reduction in Adviser fees, pursuant to the voluntary waiver, amounted to $678. The waiver is voluntary, not contractual, and may be terminated at any time.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Under the terms of the Funds’

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

agreement with GFS, GFS pays for certain operating expenses of the Funds. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. These expenses are the responsibility of GFS.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. These expenses are the responsibility of GFS.

The Board has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for Spectrum Advisor Preferred Fund. The Rule 12b-1 Plan provides a monthly distribution calculated by the Fund at an annual rate of up to 0.25% (currently set at 0.03%) of their average daily net assets attributable to the Investor Class and is paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing servicing related activities or services and/or maintenance of the Investor Class accounts, not otherwise required to be provided by the Adviser. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of expenses incurred. For the period ended September 30, 2015, the Investor Class paid $1,483 for Spectrum Advisors Preferred Fund, which was paid out to brokers and dealers.

During the year or period ended September 30, 2015, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Adviser, executed trades on behalf the Spectrum Low Volatility Fund and received $291 in trade commissions and on behalf of Spectrum Advisors Preferred Fund $39 was received.

Each Trustee who is not an “interested person” of the Trust or Adviser is compensated at a rate of $20,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Adviser and its affiliates. Trustee fees are not borne by the Funds, but by GFS.

6.	AFFILIATED INVESTMENTS

Investments in other investment companies advised by the Adviser are defined as “affiliated”. Transactions in affiliates for the year ended September 30, 2015 were as follows for Low Volatility Fund:

Affiliated Investments	OnTrack Core Fund

Market value at beginning of period September 30, 2015:	$—

Cost of purchases during the year	$1,650,000
Proceeds from sales during the year	(1,629,856)
Net realized loss during the year	(20,144)
Capital gain distribution	—
Market value at end of year September 30, 2015:	$—

Dividend income earned during the year	$—

Shares at beginning of year	—
Shares purchased during the year	31,544
Share sold during the year	(31,544)

Shares at end of year	—

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the periods ended September 30, 2015 and September 30, 2014 were as follows:

For the year or period ended September 30, 2015

	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Spectrum Low Volatility Fund	$396,085	$—	$396,085
Spectrum Advisors Preferred Fund	—	—	—

For the period ended September 30, 2014

	Ordinary	Long-Term
	Income	Capital Gains	Total
Spectrum Low Volatility Fund	$413,770	$—	$413,770

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Spectrum Low Volatility Fund	$174,566	$—	$(129,515)	$(87,883)	$—	$(69,309)	$(112,141)
Spectrum Advisors Preferred Fund	—	—	(326,719)	—	—	(228,699)	(555,418)

The difference between book basis and tax basis accumulated net investment income (loss), accumulated net realized gain (loss) and unrealized depreciation from security transactions is primarily attributable to the mark-to-market adjustment on swap contracts and open 1256 contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Spectrum Low Volatility Fund	$—
Spectrum Advisors Preferred Fund	40,671

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Spectrum Low Volatility Fund	$129,515
Spectrum Advisors Preferred Fund	286,048

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2015

At September 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total
Spectrum Low Volatility Fund	$87,883	$—	$87,883
Spectrum Advisors Preferred Fund	—	—	—

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses and the reclassification of Fund distributions and swap gains (losses), resulted in reclassification for the year or period ended September 30, 2015 as follows:

	Paid	Undistributed
	In	Ordinary	Undistributed
Fund	Capital	Income (Loss)	Gains (Loss)
Spectrum Low Volatility Fund	$—	$682,323	$(682,323)
Spectrum Advisors Preferred Fund	(322)	12,096	(11,774)

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently invests a portion of its assets in the Fidelity Institutional Money Market Fund (“Fidelity”). The Funds may redeem their investment from Fidelity at any time if the Adviser or Sub-Adviser determines that it is in the best interest of the Funds and its shareholders to do so.

The performance of the Funds may be directly affected by the performance of Fidelity. The financial statements of Fidelity, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of September 30, 2015 the percentage of the net assets invested in Fidelity was 43.8% and 22.6%, for the Low Volatility Fund and Advisors Preferred Fund, respectively.

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, for, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund
and Board of Trustees of Advisors Preferred Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund (the “Funds”), each a series of Advisors Preferred Trust, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended for Spectrum Low Volatility Fund, and the related statements of operations, changes in net assets and financial highlights for the period June 1, 2015 (commencement of operations) through September 30, 2015 for Spectrum Advisors Preferred Fund (collectively referred to as the financial statements). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund as of September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 30, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

Spectrum Funds
Expense Example (Unaudited)
September 30, 2015

As a shareholder of Spectrum Funds, you incur ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	4/1/2015	9/30/2015	4/1/15-9/30/15
Spectrum Low Volatility Fund	2.43%	$1,000.00	$992.60	$12.14
Spectrum Advisors Preferred Fund	1.88%	$1,000.00	$929.10	$6.21

Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before expenses)	Expense	Account	Account	Period *
	Ratio	4/1/2015	9/30/2015	4/1/15-9/30/15
Spectrum Low Volatility Fund	2.43%	$1,000.00	$1,012.89	$12.26
Spectrum Advisors Preferred Fund	1.88%	$1,000.00	$1,015.64	$9.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the numbers of days in the fiscal year (365).

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

Approval of Advisory and Sub-Advisory Agreement Spectrum Advisors Preferred Fund

At a meeting held on February 17, 2015, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Spectrum Advisors Preferred Fund (the “Fund”), and the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Spectrum Advisors Financial, Inc. (“Spectrum”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the historical performance record of other mutual funds advised by the Adviser and Sub-Adviser as well as composite performance returns of separately managed accounts of the Sub-Adviser utilizing investment strategies similar to that proposed for the Fund.

In its consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any single factor as controlling. Matters considered by the Trustees in connection with their approval of the Advisory Agreement and Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, respectively. With respect to the nature, extent and quality of services provided by the Adviser, the Independent Trustees reviewed the Adviser’s Form ADV, a description of the services to be provided by the Adviser and those services retained by the sub-adviser to the Fund, a review of the professional personnel that would perform services for the Fund, including the team of individuals that primarily monitor the administrative and investment activities of the Fund, and a certification from the Adviser regarding its Code of Ethics.

In reaching their conclusions, the Trustees considered that the Adviser will delegate day-to day investment decisions of the Fund to the Sub-Adviser and will generally provide a continuous program of investment insight and evaluation of the Sub-Adviser’s services with respect to the Fund. The Trustees reviewed the descriptions provided with respect to the Adviser’s monitoring compliance with the Fund’s investment limitations and with respect to policies regarding the selection of broker-dealers for portfolio transactions, including with respect to Ceros, the Fund’s principal underwriter and an affiliate of the Fund, and concluded that such practices were adequate. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

With respect to the nature, extent and quality of services to be provided by the Sub-Adviser to the Fund, the Trustees reviewed materials provided by the Sub-Adviser, including the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

professional personnel that would perform services for the Fund, and the proposed Sub-advisory Agreement from violating such Codes of Ethics.

In reaching their conclusions, the Trustees considered that the Sub-Adviser or affiliates of the Sub-Adviser have managed other mutual funds and that the Sub-Adviser has delivered a high degree of performance to those funds, including other funds within the Trust. The Trustees further considered that the Sub-Adviser has extensive experience in using the investment techniques described at the Meeting and has a documented track record of positive performance with respect to other accounts and funds. The Trustees concluded that Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Sub-Adviser to the Fund were satisfactory and reliable.

Performance. The Trustees considered that the Adviser will generally delegate its day-to-day investment decisions to the Sub-Adviser. The Trustees noted that, although the Adviser does not directly manage the investment portfolios of the Funds in the Trust, the Funds have generally delivered positive performance. With respect to the oversight functions of the Adviser for other Funds in the Trust, the Trustees considered that the Adviser appears to be adequately monitoring each Fund’s adherence to its stated investment objective and is effectively executing its responsibilities with respect to compliance, trade execution, overall administration of the Fund and its other related duties.

With respect to the performance of the Sub-Adviser, the Trustees considered a description of the Fund’s principal investment strategy. The Trustees noted that the Sub-Adviser has not managed this investment strategy previously for any other account, but took into account information provided by the Sub-Adviser relating to the hypothetical performance of investments in the underlying sectors in which the Fund is proposed to invest. The Trustees considered that the performance of the underlying sectors was generally positive in the aggregate over the one, three, five and ten year periods ended December 31, 2014. Based on the information provided, the Trustees concluded that the Sub-Adviser has sufficient expertise to deliver anticipated returns for the Fund.

The Trustees concluded that the represented performance of the Sub-Adviser and the Adviser’s expected contribution to the operations of the Fund was satisfactory, and that the performance generated by the Adviser and Sub-Adviser are expected to be an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser, respectively, the Trustees discussed a comparison of proposed advisory fees and total operating expense data included in the Meeting Materials that compared the Fund’s proposed advisory fee and estimated overall expenses compared to Morningstar fund categories comprised of funds that could be compared to the Fund based on similar investment objectives. The Trustees noted that the Adviser believes that the Fund may be classified within either the Morningstar Tactical Allocation category or the Morningstar Equity Long/Short category and reviewed information comparing the Fund’s fees and expense against each category. The Trustees considered that the Adviser proposed to charge an annual advisory fee of 1.50% of the Fund’s average net assets. The Trustees found that the Fund’s advisory fee was higher than the mean in of each Morningstar category, but was within the range of advisory fees for funds in each category. With respect to the Fund’s overall expense ratio, the Trustees considered that the Fund’s estimated total annual fund operating expenses would be 2.45% of the Fund’s average net assets for the first year. The Trustees found that the estimated expense ratio was higher than the mean of each of the Morningstar categories, but within the range of expense ratios for funds within the categories, and concluded that the Fund’s advisory fee and estimated expense ratio were reasonable.

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

The Trustees further considered the allocation of the advisory fee as between the Adviser and Sub-Adviser. The Trustees noted that of the 1.50% gross advisory fee, the Adviser would be entitled to 0.35% and the Sub-Adviser would receive the remaining 1.15%. The Trustees considered the work performed by each of the Adviser and Sub-Adviser, as previously considered by the Trustees, and noted that the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio. The Trustees further considered the rate of the fee as compared to the Sub-Adviser’s separately managed accounts, and noted that the Fund would provide access to a high-quality investment manager that would otherwise be unavailable to shareholders that did not meet the criteria to purchase into a separate account of the Sub-Adviser. The Trustees concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by each was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser and Sub-Adviser, respectively, with respect to the Fund. The Board reviewed profitability analyses prepared for the Adviser and Sub-Adviser based on the estimated assets under management for the Fund’s first year of operations, as well as ancillary or indirect benefits the Adviser may receive from the Fund due to transaction or other fees that affiliates of the Adviser may earn based upon the Adviser’s relationship with the Fund. The Trustees concluded that based on the services provided, the fees were reasonable and that anticipated profits from the Adviser’s and Sub-Adviser’s relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Fund. The Trustees reviewed and considered estimated profitability analyses and selected financial information of each of the Adviser and Sub-Adviser, and concluded that for the initial term of the Advisory Agreement and Sub-Advisory Agreement, based on the services to be provided and the projected growth of the Fund, neither the Adviser or Sub-Adviser are likely to achieve meaningful economies that would necessitate the consideration of breakpoints in the fees.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its prospective shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstance

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Charles R. Ranson Consulting, LLC (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), 2003 – present.	10	Northern Lights Fund Trust IV (since 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	10	BlueArc Multi-Strategy Fund (since 2014)
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, J. Parker Ailstock, P.A., 1998 – present.	10	None

1	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

2	The “Fund Complex” consists of the series of the Trust.

AP 9/30/15 v2

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; CEO, Atcap Partners, LLC (broker/dealer), Mar. 2014 – present; Managing Director, Rydex Financial Services, (broker/dealer) Mar. 2002 – Sept 2009.	10	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Sales Director, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	10	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice- President, Blu Giant, LLC (since 2004).	n/a	n/a
Emile Molineaux Born: 1962	Chief Compliance Officer	Indefinite; November 2012 to present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-647-8268.

AP 9/30/15 v2

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-866-862-9686 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-862-9686.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, Maryland 20850

INVESTMENT SUB-ADVISOR
Spectrum Financial, Inc.
2940 N. Lynnhaven Rd. Suite 200
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $28,000

(b)	Audit-Related Fees

2015 - $0

(c)	Tax Fees

2015 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2015
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $6,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisor Preferred Trust

By (Signature and Title)

 /s/ Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer

Date 12/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/ Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer

Date 12/7/15

By (Signature and Title)

 /s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 12/7/15